UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2015

MEDIFIRST SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada		27-3888260
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

4400 Route 9 South, Suite 1000, Freehold, NJ 07728
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (732)-786-8044

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3-	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

Effective August 11, 2015, the Company issued 3,000,000 shares of its Common Stock at a price of $0.01 per share to Bruce Schoengood in consideration of $30,000 of the accrued and unpaid compensation owed to him. The shares were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, at Section 4(a)(2) thereof.

After the issuance described, the number of shares of Common Stock currently issued and outstanding is 30,281,750.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

By: /s/ Bruce J. Schoengood
Dated: August 12, 2015	President and Chief Executive Officer